UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 16, 2018

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events.

On March 2, 2018, Bio-Rad Laboratories, Inc. (the “Company”) filed a Form 12b-25, or NT 10-K, with the U.S. Securities and Exchange Commission (“SEC”) to extend the filing deadline for its Annual Report on Form 10-K for the year ended December 31, 2017 (“2017 Form 10-K”) by the 15 calendar days allotted under Rule 12b-25. At that time, the Company indicated that it expected to file its 2017 Form 10-K on or before the extended deadline of March 16, 2018.

In April 2017 the Company converted a substantial portion of its European operations to a new ERP system and business structure. Subsequent to the conversion the Company identified a material weakness relating to items which were recorded in the incorrect period due to errors as a result of data migration and system configuration, and the Company disclosed this material weakness in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017. At this time management believes that our enhanced post-conversion management review control activities and augmented user acceptance testing of system changes, which were designed to remediate the material weakness over financial reporting disclosed as of September 30, 2017, were sufficiently implemented as of December 31, 2017. In connection with assessing the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017, management identified certain additional internal control deficiencies arising from the April 2017 ERP system and business structure conversion and concluded that our internal control over financial reporting was not effective as of December 31, 2017.

On March 14, 2018 KPMG LLP, the Company’s independent registered public accounting firm, notified the Company’s senior management and Audit Committee that it required additional time to complete its audit of the Company’s 2017 financial statements including its assessment of the effectiveness of the Company’s internal control over financial reporting related to the Company’s conversion to a new ERP system and business structure for a substantial portion of its European operations. Due to this continuing review and audit, the Company is unable to file its 2017 Form 10-K by the extended filing deadline of March 16, 2018 provided by Rule 12b-25 but intends to complete the filing as promptly as possible thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: March 16, 2018	By:	/s/ Timothy S. Ernst
Timothy S. Ernst
Executive Vice President, General Counsel and Secretary